SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   Form 8-K/A

                               Amendment No. 1 to

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report:            June 14, 1996



                      CORNERSTONE REALTY INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)

VIRGINIA                  0-23954                      54-1589139
(State of                (Commission                  (IRS Employer
Incorporation)           File Number)                 Identification No.)

306 East Main Street
Richmond, Virginia                                   23219
(Address of principal                                (Zip Code)
  executive offices)

Registrant's telephone number, including area code:
                           (804) 643-1761

                      CORNERSTONE REALTY INCOME TRUST, INC.

                                  FORM 8-K/A

                                      Index

                                                                        Page No.

Item 2.           Acquisition or Disposition of Assets

Item 7.           Financial Statements, Pro Forma Financial
                  Information and Exhibits

                  a.       Longmeadow Apartments

                           Independent Auditors' Report
                              (Longmeadow Apartments)

                           Historical (audited) and Three months
                              ended March 31, 1996 (unaudited)
                              Statements of Income and
                              Direct Operating Expenses
                              (Longmeadow Apartments)

                           Notes to Historical (audited) and
                              Three months ended March 31, 1996
                              (unaudited) Statements of
                              Income and Direct Operating
                              Expenses (Longmeadow Apartments)

                  b.       Trophy Chase Apartments (formerly
                              Westfield Club)

                           Independent Auditors' Report
                              (Trophy Chase Apartments)

                           Historical Statement of Income and
                              Direct Operating Expenses
                              (Trophy Chase Apartments)

                           Note to Historical Statement of
                              Income and Direct Operating
                              Expenses (Trophy Chase Apartments)

                  c.       Beacon Hill Apartments

                           Independent Auditors' Report
                              (Beacon Hill Apartments)

                           Historical Statement of Income and
                              Direct Operating Expenses
                              (Beacon Hill Apartments)

                           Note to Historical Statement of
                              Income and Direct Operating
                              Expenses (Beacon Hill Apartments)

                  d.       Meadow Creek Apartments

                           Independent Auditors' Report
                              (Meadow Creek Apartments)

                           Historical Statement of Income and
                              Direct Operating Expenses
                              (Meadow Creek Apartments)

                           Note to Historical Statement of
                              Income and Direct Operating
                              Expenses (Meadow Creek Apartments)

                  e.       Summerwalk Apartments (formerly
                              Lakewood)

                           Independent Auditors' Report
                              (Summerwalk Apartments)

                           Historical (audited) and Three
                              months ended March 31, 1996
                              (unaudited) Statements of Income
                              and Direct Operating Expenses
                              (Summerwalk Apartments)

                           Notes to Historical (audited) and
                              Three months ended March 31, 1996
                              (unaudited) Statements of Income
                              and Direct Operating Expenses
                              (Summerwalk Apartments)

                  f.       Willow Creek Apartments

                           Independent Auditors' Report
                              (Willow Creek Apartments)

                           Historical (audited) and Three months
                              ended March 31, 1996 (unaudited)
                              Statements of Income and
                              Direct Operating Expenses
                              (Willow Creek Apartments)

                           Notes to Historical (audited) and
                              Three months ended March 31, 1996
                              (unaudited) Statement of
                              Income and Direct Operating
                              Expenses (Willow Creek Apartments)

                  g.       Pro Forma Statement of Operating for
                              the Three Months ended March 31, 1996
                              (unaudited)

                           Pro Forma Balance Sheet as of
                               March 31, 1996 (unaudited)

                           Pro Forma Statement of Operations
                                for the Year ended December 31, 1995
                                (unaudited)

                  h.       Exhibits

                           10.1     Purchase Contract for Longmeadow
                                    Apartments*

                           10.2     Property Management Agreement for
                                    Longmeadow Apartments*

                           10.3     Purchase Contract for Trophy Chase
                                    Apartments*

                           10.4 Property Management Agreement for Trophy Chase Apartments*

                           10.5     Purchase Contract for Beacon Hill
                                    Apartments*

                           10.6 Property Management Agreement for Beacon Hill Apartments*

                           10.7     Purchase Contract for Meadow Creek
                                    Apartments*

                           10.8 Property Management Agreement for Meadow Creek Apartments*

                           10.9     Purchase Agreement for Summerwalk
                                    Apartments*

                           10.10    Property Management Agreement for
                                    Summerwalk Apartments*

                           10.11    Purchase Contract for Willow Creek
                                    Apartments*

                           10.12 Property Management Agreement for Willow Creek Apartments*

                           23.1     Consent of Independent Auditors

                           23.2     Consent of Independent Auditors

                           23.3     Consent of Independent Auditors

                           23.4     Consent of Independent Auditors

                           23.5     Consent of Independent Auditors

                           23.6     Consent of Independent Auditors

- -----------------------
         *Previously Filed.

         The Company hereby amends and restates Item 7.a., 7.b., 7.c., 7.d., 7.e., 7.f. and 7.g. of its Current Report on Form 8-K dated June 14, 1996 as follows:

                                    ITEM 7.a.

                                     [LOGO]

                           DIXON, ODOM & CO., L.L.P.
                          Certified Public Accountants


                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors
Cornerstone Realty Income Trust, Inc.
Richmond, Virginia


We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Longmeadow Apartments located in Charlotte, North Carolina for the year ended December 31, 1995. This statement is the responsibility of the management of Longmeadow Apartments. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Cornerstone Realty Income Trust, Inc.) and excludes material expenses, described in Note 1 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Longmeadow Apartments (as defined above) for the year ended December 31, 1995, in conformity with generally accepted accounting principles.



/s/ DIXON, ODOM & CO., L.L.P.
High Point, North Carolina
May 21, 1996


A Member of                                              1829 Eastchester Drive
Moores                                                            P.O. Box 2646
Rowland                                               High Point, NC 27261-2646
INTERNATIONAL                                    910-889-5156, Fax 910-889-6168
A Worldwide Association
of Independent Accounting Firms

LONGMEADOW APARTMENTS
STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED
FUTURE OPERATIONS OF THE PROPERTY
Year Ended December 31, 1995



INCOME
 Rental and other income                                           $ 744,456

DIRECT OPERATING EXPENSES
 Administrative and other                                             87,287
 Insurance                                                             8,168
 Repairs and maintenance                                             102,168
 Taxes, property                                                      48,879
 Utilities                                                            37,759

TOTAL DIRECT OPERATING EXPENSES                                      284,261

Operating income exclusive of items not comparable
 to the proposed future operations of the property                 $ 460,195

See accompanying note.

LONG MEADOW APARTMENTS
NOTE TO STATEMENT OF INCOME AND DIRECT OPERATING
EXPENSES EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE
PROPOSED FUTURE OPERATIONS OF THE PROPERTY
Year Ended December 31, 1995



NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

Longmeadow Apartments is a 120 unit residential apartment complex located on
7.12 acres in Charlotte, North Carolina. Living space totals 104,178 square feet.

The assets comprising the property were owned by Longmeadow Associates, Ltd. throughout 1995. Cornerstone Realty Income Trust, Inc. purchased the property in April 1996.

In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non-rent-related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, legal fees, accounting fees, management fees and amortization of deferred loan costs and construction period interest.

LONGMEADOW APARTMENTS
STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED
FUTURE OPERATIONS OF THE PROPERTY
Three Months Ended March 31, 1996

INCOME
  Rental and other income                         $195,451

DIRECT OPERATING EXPENSES
  Administrative and other                          15,393
  Insurance                                          1,898
  Repairs and maintenance                           18,095
  Taxes, property                                   12,336
  Utilities                                         10,482

TOTAL DIRECT OPERATING EXPENSES                     58,204

Operating income exclusive of items not
comparable to the proposed future operations
of the property                                   $137,247

LONGMEADOW APARTMENTS
NOTE TO STATEMENT OF INCOME AND DIRECT OPERATING
EXPENSES EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE
PROPOSED FUTURE OPERATIONS OF THE PROPERTY
Three Months Ended March 31, 1996

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

Longmeadow Apartments is a 120 unit residential apartment complex located on
7.12 acres in Charlotte, North Carolina. Living space totals 104,178 square feet.

The assets comprising the property were owned by Longmeadow Associates, Ltd. through March 31, 1996. Cornerstone Realty Income Trust, Inc. purchased the property in April 1996.

In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non-rent-related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, legal fees, accounting fees, management fees and amortization of deferred loan costs and construction period interest.

                                    ITEM 7.b.

                       [L.P. MARTIN & COMPANY LETTERHEAD]

                          Independent Auditors' Report

The Board of Directors
Cornerstone Realty Income Trust, Inc.
Richmond, Virginia

We have audited the accompanying statements of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Westfield Club Apartments located in Charlottesville, Virginia for the twelve month periods ended December 31, 1995, 1994 and 1993. These statements are the responsibility of the management of Westfield Club Apartments; Cornerstone Realty Group, Inc. Our responsibility is to express an opinion on the statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Cornerstone Realty Income Trust, Inc.), and exclude material expenses described in Note 1 to the statements, that would not be comparable to those resulting from the proposed future operations of the property.

In our opinion, the statements referred to above present fairly, in all material respects, the operating income of Westfield Club Apartments (as defined above) for the twelve month periods ended December 31, 1995, 1994 and 1993 in conformity with generally accepted accounting principles.


                                  /s/ L.P. MARTIN & COMPANY
Richmond, Virginia
July 18, 1996

                           WESTFIELD CLUB APARTMENTS



        STATEMENTS OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY




                                                        Twelve Months Ended
                                            12/31/95          12/31/94        12/31/93
INCOME
Rental and Other Income                      $ 868,732        $ 850,809       $ 813,688
DIRECT OPERATING EXPENSES
Administrative and Other                        93,108            78,021        105,286
  Insurance                                     18,443            19,516         21,799
  Repairs and Maintenance                      156,719           160,404        185,009
  Taxes - Property                              36,878            35,109         35,227
  Utilities                                     87,594            69,092         68,339

TOTAL DIRECT OPERATING
  EXPENSES                                     392,742           362,142        415,660

  Operating income exclusive of items
   not comparable to the proposed future
   operations of the property                $ 475,990          $488,667        $398,028


                           WESTFIELD CLUB APARTMENTS

         NOTE TO THE STATEMENTS OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

          TWELVE MONTH PERIODS ENDED DECEMBER 31, 1995, 1994 AND 1993

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

Westfield Club Apartments is a 185 unit residential garden style apartment complex located on 7.457 acres in Charlottesville, Virginia. Living space totals 148,584 square feet.

The assets comprising the property were owned by Westfield Club Associates, a related party in which Glade Knight, a director and president of Cornerstone Realty Income Trust, Inc., was a general partner, during the audit period. The Company purchased the assets comprising the property at a price approximating fair market value, based on an independent appraisal, in April, 1996. All partnership distributions as a result of the sale were made to limited partners.

In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are property depreciation, amortization, legal fees, accounting fees, management fees, interest expense and partnership expenses which are not attributable to the operation of the property.

                                    ITEM 7.c.

                       [L.P. MARTIN & COMPANY LETTERHEAD]

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Cornerstone Realty Income Trust, Inc.
Richmond, Virginia

We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Beacon Hill Apartments located in Charlotte, North Carolina for the twelve month period ended April 30, 1996. This statement is the responsibility of the management of Beacon Hill Apartments. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Cornerstone Realty Income Trust, Inc.) and excludes material expenses, described in Note 1 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Beacon Hill Apartments (as defined above) for the twelve month period ended April 30, 1996, in conformity with generally accepted accounting principles.


                                        /s/ L.P. MARTIN & COMPANY

Richmond, Virginia
July 19, 1996

                             BEACON HILL APARTMENTS



         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                       TWELVE MONTHS ENDED APRIL 30, 1996

INCOME
   Rental and Other Income                       $    2,053,866

DIRECT OPERATING EXPENSES
   Administrative and Other                             155,690
   Insurance                                             27,052
   Repairs and Maintenance                              204,519
   Taxes, Property                                      148,277
   Utilities                                            145,120

TOTAL DIRECT OPERATING EXPENSES                         680,658
Operating income exclusive of items not
comparable to the proposed future
operations of the property                       $    1,373,208

                             BEACON HILL APARTMENTS

         NOTE TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                       TWELVE MONTHS ENDED APRIL 30, 1996

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

Beacon Hill Apartments is a 349 unit residential garden style apartment complex located on 14.17 acres in Charlotte, North Carolina. Living space totals 256,075 square feet.

During the financial statement period, the assets comprising the property were owned by the Jagger Company. Cornerstone Realty Income Trust, Inc. purchased the property on May 30, 1996.

In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, legal fees, accounting fees and management fees.

                                    ITEM 7.d.

                       [L.P MARTIN & COMPANY LETTERHEAD]

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Cornerstone Realty Income Trust, Inc.
Richmond, Virginia

We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Meadow Creek Apartments located in Pineville, North Carolina for the twelve month period ended April 30, 1996. This statement is the responsibility of the management of Meadow Creek Apartments. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Cornerstone Realty Income Trust, Inc.) and excludes material expenses, described in Note 1 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Meadow Creek Apartments (as defined above) for the twelve month period ended April 30, 1996, in conformity with generally accepted accounting principles.

                                  /s/ L.L.P MARTIN & COMPANY

Richmond, Virginia
August 9, 1996

                            MEADOW CREEK APARTMENTS
         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY
                       TWELVE MONTHS ENDED APRIL 30, 1996


INCOME
        Rental and Other Income                        $  1,610,504
DIRECT OPERATING EXPENSES
        Administrative and Other                            117,099
        Insurance                                            42,500
        Repairs and Maintenance                             216,198
        Taxes, Property                                      79,734
        Utilities                                            77,592

  TOTAL DIRECT OPERATING EXPENSES                           533,123

 Operating income exclusive of items not
 comparable to the proposed future operations
 of the property                                         $1,077,381



See accompanying note to the financial statement.

MEADOW CREEK APARTMENTS
NOTE TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
OPERATIONS OF THE PROPERTY
TWELVE MONTHS ENDED APRIL 30, 1996

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

Meadow Creek Apartments is a 250 unit residential garden style apartment complex located on 21.83 acres in Pineville, North Carolina. Living space totals 214,920 square feet.

During the financial statement period, the assets comprising the property were owned by Meadow Creek Partners Limited Partnership. Cornerstone Realty Income Trust, Inc. purchased the property on May 31, 1996.

In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, legal fees and management fees.

                                    ITEM 7.e.

                                     [LOGO]

                           DIXON, ODOM & CO., L.L.P.

                          Certified Public Accountants




                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors
Cornerstone Realty Income Trust, Inc.
Richmond, Virginia

  We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Lakewood Apartments located in Concord, North Carolina for the year ended December 31, 1995. This statement is the responsibility of the management of Lakewood Apartments. Our responsibility is to express an opinion on this statement based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Cornerstone Realty Income Trust, Inc.) and excludes material expenses, described in Note 1 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

  In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Lakewood Apartments (as defined above) for the year ended December 31, 1995, in conformity with generally accepted accounting principles.



/s/ DIXON, ODOM & CO., L.L.P.
High Point, North Carolina
June 20, 1996


A Member of                                              1829 Eastchester Drive
Moores                                                            P.O. Box 2646
Rowland                                               High Point, NC 27261-2646
International                                    910-889-5156, Fax 910-889-6168
A Worldwide Association
of Independent Accounting Firms

LAKEWOOD APARTMENTS
STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED
FUTURE OPERATIONS OF THE PROPERTY
Year Ended December 31, 1995



INCOME
 Rental and other income                                           $ 891,345

DIRECT OPERATING EXPENSES
 Administrative and other                                             90,705
 Insurance                                                            12,681
 Repairs and maintenance                                             179,920
 Taxes, property                                                      34,307
 Utilities                                                            69,113

TOTAL DIRECT OPERATING EXPENSES                                      386,726

Operating income exclusive of items not comparable
 to the proposed future operations of the property                 $ 504,619


See accompanying note.

LAKEWOOD APARTMENTS
NOTE TO STATEMENT OF INCOME AND DIRECT OPERATING
EXPENSES EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE
PROPOSED FUTURE OPERATIONS OF THE PROPERTY
Year Ended December 31, 1995



NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

Lakewood Apartments is a 160 unit residential apartment complex located on 26.67 acres in Concord, North Carolina. Living space totals 154,000 square feet.

The assets comprising the property were owned by Lakewood Apartments, Ltd. throughout 1995. Cornerstone Realty Income Trust, Inc. purchased the property in May 1996.

In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non-rent-related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest and related financial expenses, mortgage insurance premiums, property depreciation, legal fees, accounting fees, management fees, bookkeeping fees and amortization of deferred loan costs and construction period interest.

LAKEWOOD APARTMENTS
STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED
FUTURE OPERATIONS OF THE PROPERTY
Three Months Ended March 31, 1996

INCOME
  Rental and other income                          $231,960

DIRECT OPERATING EXPENSES
  Administrative and other                           17,028
  Insurance                                           3,041
  Repairs and maintenance                            33,860
  Taxes, property                                     8,560
  Utilities                                          19,074

TOTAL DIRECT OPERATING EXPENSES                      81,563

Operating income exclusive of items not
comparable to the proposed future
operations of the property                         $150,397

LAKEWOOD APARTMENTS
NOTE TO STATEMENT OF INCOME AND DIRECT OPERATING
EXPENSES EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE
PROPOSED FUTURE OPERATIONS OF THE PROPERTY
Three Months Ended March 31, 1996

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

Lakewood Apartments is a 160 unit residential apartment complex located on
26.67 acres in Concord, North Carolina. Living space totals 154,000 square feet.

The assets comprising the property were owned by Lakewood, Ltd. through April 1996. Cornerstone Realty Income Trust, Inc. purchased the property in May 1996.

In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non-rent-related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest and related financial expenses, mortgage insurance premiums, property depreciation, legal fees, accounting fees, management fees, bookkeeping fees and amortization of deferred loan costs and construction period interest.

                                    ITEM 7.f.

                                     [LOGO]
                           DIXON, ODOM & CO., L.L.P.
                          Certified Public Accountants

                          INDEPENDENT AUDITORS' REPORT



      To the Board of Directors
      Cornerstone Realty Income Trust, Inc.
      Richmond, Virginia


      We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Willow Creek Apartments located in Durham, North Carolina for the year ended December 31, 1995. This statement is the responsibility of the management of Willow Creek Apartments. Our responsibility is to express an opinion on this statement based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

      The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Cornerstone Realty Income Trust, Inc.) and excludes material expenses, described in Note 1 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

      In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Willow Creek Apartments (as defined above) for the year ended December 31, 1995, in conformity with generally accepted accounting principles.




      /s/ DIXON, ODOM & CO., L.L.P.
      High Point, North Carolina
      June 20, 1996


A Member of                                         1829 Eastchester Drive
Moores                                                       P.O. Box 2646
Rowland                                          High Point, NC 27261-2646
International                               910-889-5156, Fax 910-889-6168
A Worldwide Association
of Independent Accounting Firms

WILLOW CREEK APARTMENTS
STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED
FUTURE OPERATIONS OF THE PROPERTY
Year Ended December 31, 1995



INCOME
 Rental and other income                                          $ 1,254,741

DIRECT OPERATING EXPENSES
 Administrative and other                                             120,487
 Insurance                                                             16,339
 Repairs and maintenance                                              206,755
 Taxes, property                                                       99,520
 Utilities                                                             91,419

TOTAL DIRECT OPERATING EXPENSES                                       534,520

Operating income exclusive of items not comparable
 to the proposed future operations of the properly                   $ 720,221

See accompanying note.

WILLOW CREEK APARTMENTS
NOTE TO STATEMENT OF INCOME AND DIRECT OPERATING
EXPENSES EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE
PROPOSED FUTURE OPERATIONS OF THE PROPERTY
Year Ended December 31, 1995



NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

Willow Creek Apartments is a 200 unit residential apartment complex located on
20.91 acres in Concord, North Carolina. Living space totals 192,000 square feet.

The assets comprising the property were owned by Willow Creek Apartments, Ltd. throughout 1995. Cornerstone Realty Income Trust, Inc. purchased the property in May 1996.

In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non-rent-related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, mortgage insurance premiums, property depreciation, legal fees, accounting fees, management fees, bookkeeping fees and amortization of deferred loan costs and construction period interest.

WILLOW CREEK APARTMENTS
STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED
FUTURE OPERATIONS OF THE PROPERTY
Three Months Ended March 31, 1996

INCOME
  Rental and other income                              $304,892

DIRECT OPERATING EXPENSES
  Administrative and other                               25,096
  Insurance                                               3,300
  Repairs and maintenance                                45,854
  Taxes, property                                        24,019
  Utilities                                              21,930

TOTAL DIRECT OPERATING EXPENSES                         120,199

Operating income exclusive of items not
comparable to the proposed future operations
of the property                                        $184,693

WILLOW CREEK APARTMENTS
NOTE TO STATEMENT OF INCOME AND DIRECT OPERATING
EXPENSES EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE
PROPOSED FUTURE OPERATIONS OF THE PROPERTY
Three Months Ended March 31, 1996

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

Willow Creek Apartments is a 200 unit residential apartment complex located on 20.91 acres in Durham, North Carolina. Living space totals 192,200 square feet.

The assets comprising the property were owned by Willow Creek Apartments, Ltd. through March 31, 1996. Cornerstone Realty Income Trust, Inc. purchased the property in April 1996.

In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non-rent-related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, mortgage insurance premiums, property depreciation, legal fees, accounting fees, management fees, bookkeeping fees and amortization of deferred loan costs and construction period interest.

                                    ITEM 7.g.

Pro Forma Statement of Operations for the quarter ended March 31, 1996
(unaudited)

The accompanying unaudited Pro Forma Statement of Operations for the quarter ended March 31, 1996 is presented as if (a) the Company had owned the acquired properties shown below on January 1, 1996, (b) the Company had qualified as a REIT, distributed all of its taxable income and, therefore, incurred no federal income tax expense during the year, and (c) the Company had used proceeds from its offering to acquire the properties. The unadjusted Pro Forma Statement of Operations does not purport to represent what the Company's results of operations would actually have been if such transactions, in fact, had occurred on January 1, 1996, nor does it purport to represent the results of operations for future periods.

                                            Historical      Meadows      West Eagle    Ashley Park    Arbor Trace    Longmeadow
                                           Statement of    Pro Forma     Pro Forma      Pro Forma      Pro Forma      Pro Forma
                                            Operations    Adjustments   Adjustments    Adjustments    Adjustments    Adjustments
                                            -------------------------------------------------------------------------------------
Date of Acquisitions                                 -      1/31/96        3/1/96        3/1/96          3/1/96          4/1/96

Revenues from rental properties             $6,552,688       $90,006       $127,302      $284,403        $138,795        186,114
Rental expenses:
       Utilities                               610,146         7,903          7,327        16,769          14,849          9,440
       Repairs and maintenance                 720,876        14,553         22,819        39,027          19,702         25,542
       Taxes and insurance                     580,250         5,273          9,776        27,496          10,819         14,262
       Property management                     349,665             -              -             -               -       -
       Advertising                             144,819         1,484          3,066         3,213           3,215          5,455
       General and administrative              217,912             -              -             -               -              -
       Amortization                              7,641             -              -             -               -              -
       Depreciation of rental property       1,238,249             -              -             -               -              -
       Other                                   540,701         4,452          9,198        18,542           9,645         16,367
                                        ------------------------------------------------------------------------------------------
                                             4,410,259        33,665         52,186       105,047          58,230         71,066

Income before interest income (expense)      2,142,429        56,341         75,116       179,356          80,565        115,048
Interest income                                 76,338             -              -             -               -              -
Interest expense                               (46,880)            -              -             -               -              -
                                        ------------------------------------------------------------------------------------------

Net Income                                  $2,171,887       $56,341        $75,116      $179,356         $80,565       $115,048

Net income per share                             $0.16

Wgt. avg. number of shares outstanding      13,944,419
                                            ==========




                                   Trophy Chase    Beacon Hill     Summerwalk   Willow Creek  Meadowcreek      1996
                                     Pro Forma       Pro Forma      Pro Forma     Pro Forma    Pro Forma    Pro Forma     Total
                                    Adjustments     Adjustments    Adjustments   Adjustments  Adjustments  Adjustments   Pro Forma
                                  ------------------------------------------------------------------------------------------------
Date of Acquisitions                    4/1/96          5/1/96         5/1/96       5/1/96       5/31/96           -             -

Revenues from rental properties        217,183         513,466         222,836      313,685      402,626           -     9,049,104
Rental expenses:
     Utilities                          21,899          36,280          17,278       22,855       19,398           -       784,144
     Repairs and maintenance            39,180          51,130          44,980       51,689       54,050           -     1,083,548
     Taxes and insurance                13,830          43,832          11,747       28,965       30,559           -       776,809
     Property management                     -               -               -            -            -       137,667     487,332
     Advertising                         5,819           9,731           5,669        7,530        7,318           -       197,319
     General and administrative              -               -               -            -            -        39,659     257,571
     Amortization                            -               -               -            -            -           -         7,641
     Depreciation of rental
         property                            -               -               -            -            -       460,623   1,698,872
     Other                              17,458          29,192          17,007       22,592       21,956           -       707,110
                                  -------------------------------------------------------------------------------------------------
                                        98,186         170,165          96,681      133,631      133,281       637,949   6,000,346

Income before interest income
    (expense)                          118,997         343,301         126,155      180,054      269,345      (637,949)  3,048,758
Interest income                              -               -               -            -            -           -        76,338
Interest expense                             -               -               -            -            -           -       (46,880)
                                        -------------------------------------------------------------------------------------------

Net Income                            $118,997        $343,301        $126,155     $180,054     $269,345     ($637,949) $3,078,216

Net income per share                                                                                                         $0.15
                                                                                                                             -----
Wgt. avg. number of shares outstanding                                                                                  20,425,576
                                                                                                                        ==========





The pro forma adjustments give effect to the actual rental income and expenses for the properties for the period in 1996 prior to their acquisition by the Company. Notes to the Pro Forma Statement of Operations are as follows: (1) property management expense has been adjusted based on the Company's contractual arrangement, and (2) depreciation has been adjusted based on the Company's depreciable basis of the acquired properties of $63,426,716, a 27.5 year life and the respective periods prior to their acquisition. The pro forma rental income and expenses of each property are based on the annual financial results of each respective property as obtained in an audit by an independent auditor. Management believes these results are representative of the actual results of operations for the periods in which the Company did not own the properties. The Company financed part of the purchase price of certain acquisitions with short term borrowings, which were subsequently retired with proceeds of the Company's on-going best efforts offering within approximately 60 days of acquisition. The pro forma weighted average number of shares includes the number of shares necessary to provide proceeds adequate to finance the purchase price.




Pro Forma Balance Sheet as of March 31, 1996 (unaudited)

The accompanying unaudited Pro Forma Balance Sheet as of March 31, 1996 is presented as if the Company had owned the following properties held on December 31, 1995. The unaudited Pro Forma Balance Sheet does not purport to represent what the Company's financial position would actually have been if the transactions, in fact, had occurred on December 31, 1995. The Pro Forma column assumes the Company used the proceeds from its offerings to acquire the properties.

                                                                      As of March 31, 1996
                                         ---------------------------------------------------------------------------
                                           Historical    Longmeadows   Trophy Chase    Beacon Hill     Summerwalk
                                            Balance       Pro Forma     Pro Forma       Pro Forma      Pro Forma
                                             Sheet       Adjustments   Adjustments     Adjustments    Adjustments
                                         ---------------------------------------------------------------------------
ASSETS
Investment in Rental Property
   Land                                     $23,094,078       $603,000       $853,300     $2,949,584     $1,528,200
   Building                                 134,233,341      4,422,000      2,856,700     10,457,616      4,131,800
   Furniture                                  2,543,688              -              -              -              -
                                         ---------------------------------------------------------------------------
                                            159,871,107      5,025,000      3,710,000     13,407,200      5,660,000
   Less accumulated depreciation             (5,490,668)             -              -              -              -
                                         ---------------------------------------------------------------------------
                                            154,380,439      5,025,000      3,710,000     13,407,200      5,660,000

Cash and cash equivalents                     8,694,171              -              -              -              -
Prepaid expenses                                382,221              -              -              -              -
Other assets                                    620,995              -              -              -              -
                                         ---------------------------------------------------------------------------
                                              9,697,387              0              0              0              0
                                         ---------------------------------------------------------------------------

                                           $164,077,826     $5,025,000     $3,710,000    $13,407,200     $5,660,000
                                         ===========================================================================

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
   Notes payable                            $12,205,000             -               -              -              -
   Accounts payable                             403,072             -               -              -              -
   Accrued expenses                           1,063,026             -               -              -              -
   Rents received in advance                     98,659             -               -              -              -
   Tenant security deposits                     856,794             -               -              -              -
                                         ----------------------------------------------------------------------------
                                             14,626,551             -               -              -              -

Shareholders' equity
   Common stock                             151,615,748    $5,025,000      $3,710,000    $13,407,200      5,660,000
   Deferred compensation                        (67,833)            -               -              -              -
   Distributions in excess of net income     (2,096,640)            -               -              -              -
                                         ---------------------------------------------------------------------------
                                            149,451,275     5,025,000       3,710,000     13,407,200      5,660,000
                                         ---------------------------------------------------------------------------

                                           $164,077,826    $5,025,000      $3,710,000    $13,407,200     $5,660,000
                                         ===========================================================================




                                                         As of March 31, 1996
                                         -----------------------------------------------
                                          Willow Creek   Meadowcreek
                                            Pro Forma     Pro Forma            Total
                                           Adjustments   Adjustments         Pro Forma
                                         -----------------------------------------------
ASSETS
Investment in Rental Property
   Land                                      $1,001,400     $1,110,000      $31,139,562
   Building                                   7,343,600      9,990,000      173,435,057
   Furniture                                          -              -        2,543,688
                                         -----------------------------------------------
                                              8,345,000     11,100,000      207,118,307
   Less accumulated depreciation                      -              -       (5,490,668)
                                         -----------------------------------------------
                                              8,345,000     11,100,000      201,627,639

Cash and cash equivalents                             -              -        8,694,171
Prepaid expenses                                      -              -          382,221
Other assets                                          -              -          620,995
                                         -----------------------------------------------
                                                      0              0        9,697,387
                                         -----------------------------------------------

                                             $8,345,000    $11,100,000     $211,325,026
                                         ===============================================

LIABILITIES and SHAREHOLDERS' EQUITY
Liabilities
   Notes payable                                      -              -     $12,205,000
   Accounts payable                                   -              -         403,072
   Accrued expenses                                   -              -       1,063,026
   Rents received in advance                          -              -          98,659
   Tenant security deposits                           -              -         856,794
                                         ----------------------------------------------- -
                                                      -              -      14,626,551

Shareholders' equity
   Common stock                               8,345,000     11,100,000      198,862,948
   Deferred compensation                              -              -         (67,833)
   Distributions in excess of net income              -              -      (2,096,640)
                                         -----------------------------------------------
                                              8,345,000     11,100,000      196,698,475
                                         -----------------------------------------------

                                             $8,345,000    $11,100,000     $211,325,026
                                         ===============================================



Pro Forma Statement of Operations for the year ended December 31, 1995
(unaudited)

The accompanying unaudited Pro Forma Statement of Operations for the year ended December 31, 1995 is presented as if (a) the Company had owned the acquired properties shown below on January 1, 1995, (b) the Company had qualified as a REIT, distributed all of its taxable income and, therefore, incurred no federal income tax expense during the year, and (c) the Company had used proceeds from its offering to acquire the properties. The unadjusted Pro Forma Statement of Operations does not purport to represent what the Company's results of operations would actually have been if such transactions, in fact, had occurred on January 1, 1995, nor does it purport to represent the results of operations for future periods.


                                   Historical                      1995         Meadows    West Eagle    Ashley Park   Arbor Trace
                                  Statement of      1995        Pro Forma      Pro Forma    Pro Forma     Pro Forma     Pro Forma
                                   Operations   Acquisitions   Adjustments    Adjustments  Adjustments   Adjustments   Adjustments
                                  ------------------------------------------------------------------------------------------------
Date of Acquisitions                        -             -              -      1/31/96      3/1/96         3/1/96          3/1/96

Revenues from rental properties   $16,300,821    $7,778,024              -    $1,080,070      $763,810    $1,706,415       $832,771
Rental expenses:
     Utilities                      1,676,938       577,495              -        94,834        43,960       100,612         89,092
     Repairs and maintenance        2,042,819     1,442,619              -       174,632       136,915       234,163        118,212
     Taxes and insurance            1,342,427       677,381              -        63,281        58,657       164,974         64,914
     Property management              896,521             -       $451,856             -             -             -              -
     Advertising                      378,089       180,896              -        17,808        18,397        19,275         19,290
     General and administrative       609,969             -        112,858             -             -             -              -
     Amortization                      30,564             -              -             -             -             -              -
     Depreciation of rental
          property                  2,788,818             -      1,316,783             -             -             -              -
     Other                          1,283,396       542,686              -        53,425        55,189       111,254         57,869
                                 --------------------------------------------------------------------------------------------------
                                   11,049,541     3,421,077      1,881,497       403,980       313,118       630,278        349,377

Income before interest income
          (expense)                 5,251,280     4,356,947     (1,881,497)      676,090       450,692     1,076,137        483,394
Interest income                       226,555             -              -             -             -             -              -
Interest expense                     (248,120)            -              -             -             -             -              -
                                 --------------------------------------------------------------------------------------------------

Net Income                         $5,229,715    $4,356,947    ($1,881,497)     $676,090      $450,692    $1,076,137       $483,394

Net income per share                    $0.64

Wgt. avg. number of shares
       outstanding                  8,176,803
                                    =========



                              Longmeadow  Trophy Chase  Beacon Hill Summerwalk   Willow Creek     Meadowcreek    1996
                              Pro Forma     Pro Forma    Pro Forma   Pro Forma    Pro Forma       Pro Forma   Pro Forma    Total
                              Adjustments  Adjustments  Adjustments Adjustments  Adjustments     Adjustments  Adjustments Pro Forma
                              ----------------------------------------------------------------------------------------------------
Date of Acquisitions            4/1/96      4/1/96       5/1/96     5/1/96        5/1/96         5/31/96            -             -
Revenues from rental
      properties               744,456     868,732     2,053,866    891,345      1,254,741      1,610,504           -   $35,885,555
Rental expenses:
    Utilities                   37,759      87,594       145,120     69,113         91,419         77,592           -     3,091,528
    Repairs and maintenance    102,168     156,719       204,519    179,920        206,755        216,198           -     5,215,639
    Taxes and insurance         57,047      55,321       175,329     46,988        115,859        122,234           -     2,944,412
    Property management              -           -             -          -              -              -    $651,086     1,999,463
    Advertising                 21,822      23,277        38,923     22,676         30,122         29,275           -       799,850
    General and
       administrative                -           -             -          -              -              -      186,632      909,459
    Amortization                     -           -             -          -              -              -            -       30,564
    Depreciation of rental
        property                     -           -             -          -              -              -    2,306,461    6,412,062
    Other                       65,465      69,831       116,767     68,029         90,365         87,824            -    2,602,100
                                ---------------------------------------------------------------------------------------------------
                               284,261     392,742       680,658    386,726        534,520        533,123    3,144,179   24,005,077

Income before interest income
     (expense)                 460,195     475,990     1,373,208    504,619        720,221      1,077,381   (3,144,179)  11,880,478
Interest income                      -           -             -          -              -              -            -      226,555
Interest expense                     -           -             -          -              -              -            -     (248,120)
                               ---------------------------------------------------------------------------------------------------

Net Income                    $460,195    $475,990    $1,373,208   $504,619       $720,221     $1,077,381  ($3,144,178) $11,858,913

Net income per share                                                                                                          $0.58
                                                                                                                              -----
Wgt. avg. number of shares outstanding                                                                                   20,293,453
                                                                                                                         ==========




The pro forma adjustments give effect to the actual rental income and expenses for the properties for the period in 1996 prior to their acquisition by the Company. Notes to the Pro Forma Statement of Operations are as follows: (1) property management expense has been adjusted based on the Company's contractual arrangement, and (2) depreciation has been adjusted based on the Company's depreciable basis of the acquired properties of $120,988,061, a 27.5 year life and the respective periods prior to their acquisition. The pro forma rental income and expenses of each property are based on the annual financial results of each respective property as obtained in an audit by an independent auditor. Management believes these results are representative of the actual results of operations for the periods in which the Company did not own the properties. The Company financed part of the purchase price of certain acquisitions with short term borrowings, which were subsequently retired with proceeds of the Company's on-going best efforts offering within approximately 60 days of acquisition. The pro forma weighted average number of shares includes the number of shares necessary to provide proceeds adequate to finance the purchase price. (3) See for detail of 1995 acquistions.








Pro Forma Statement of Operations for the year ended December 31, 1995
(unaudited)

The following schedule provides detail of 1995 acquisitions by property included in the Pro Forma Statement of Operations for the year ended December 31, 1995.

                                                  Sterling Pointe  Breckinridge    Magnolia      Bay Watch      Hanover
                                                     Pro Forma      Pro Forma      Pro Forma     Pro Forma     Pro Forma
                                                    Adjustments    Adjustments    Adjustments   Adjustments   Adjustments
                                                    -----------    -----------    -----------   -----------   -----------
Date of Acquisition                                   4/1/95         6/21/95        6/1/95        7/18/95       8/22/95
Property operations
    Revenues from rental properties                      $374,940       $487,168      $429,620      $563,622       $636,160
    Rental expenses:
                 Utilities                                 17,682         35,962        30,289        83,187         44,983
                 Repairs and maintenance                   56,047        112,044        97,415        99,880        118,199
                 Taxes and insurance                       38,868         45,426        46,920        32,555         47,354
                 Property management                         -               -             -             -              -
                 Advertising                               11,857         13,508         8,733        18,415         14,269
                 General and administrative                  -               -             -             -              -
                 Amortization                                -               -             -             -              -
                 Depreciation of rental property             -               -             -             -              -
                 Other                                     35,570         40,526        26,198        55,244         42,808
                                                           ------         ------        ------        ------         ------
                                                          160,024        247,466       209,555       289,281        267,613
                                                          -------        -------       -------       -------        -------

Income before interest income (expense)                   214,916        239,702       220,065       274,341        368,547
Interest income                                              -               -             -               -              -
Interest expense                                             -               -             -               -              -
                                                        -----------    -----------   ----------- -----------      -----------
Net Income                                               $214,916       $239,702      $220,065      $274,341       $368,547
                                                         ========       ========      ========      ========       ========




                                                 Mill Creek    Glen Eagles     Sailboat     Tradewinds       Osprey        1995
                                                  Pro Forma     Pro Forma      Pro Forma     Pro Forma     Pro Forma    Acquisition
                                                 Adjustments   Adjustments    Adjustments   Adjustments   Adjustments   Adjustments
                                                 -----------   -----------    -----------   -----------   -----------   -----------
Date of Acquisition                                9/22/95       10/26/95       11/1/95       11/9/95       11/16/95
Property operations
    Revenues from rental properties                  $906,560       $804,873    $1,486,737    $1,350,803       $737,541   $7,778,024
    Rental expenses:                                                                                                             -
                 Utilities                             34,986         31,564       116,080       102,607         80,155      577,495
                 Repairs and maintenance              131,318        137,482       322,516       189,926        177,792    1,442,619
                 Taxes and insurance                   92,438         75,170       119,629       119,817         59,204      677,381
                 Property management                      -              -             -             -              -            -
                 Advertising                           18,112         16,163        36,868        32,962         10,009      180,896
                 General and administrative               -              -             -             -              -            -
                 Amortization                             -              -             -             -              -            -
                 Depreciation of rental property          -              -             -             -              -            -
                 Other                                 54,335         48,490       110,604        98,888         30,023      542,686
                                                       ------         ------       -------        ------         ------      -------
                                                      331,189        308,869       705,697       544,200        357,183    3,421,077
                                                      -------        -------       -------       -------        -------    ---------

Income before interest income (expense)               575,371        496,004       781,040       806,603        380,358    4,356,947
Interest income                                             -              -             -             -              -            -
Interest expense                                       -              -             -             -              -            -
                                                   -----------    -----------   -----------    -----------    ----------- ----------
Net Income                                           $575,371       $496,004      $781,040      $806,603       $380,358   $4,356,947
                                                     ========       ========      ========      ========       ========   ==========




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Cornerstone Realty Income Trust, Inc.

Date:    August 13, 1996       By:    /s/ Stanley J. Olander, Jr.
                                       ___________________________________
                                       Stanley J. Olander, Jr.
                                       Vice President of Cornerstone Realty
                                       Income Trust, Inc.

                                  EXHIBIT INDEX

                         Cornerstone Realty Income Trust
                  Form 8-K/A for Form 8-K dated April 30, 1996

Exhibit Number       Exhibit                                        Page Number

23.1                 Consent of Independent Auditors

23.2                 Consent of Independent Auditors

23.3                 Consent of Independent Auditors

23.4                 Consent of Independent Auditors

23.5                 Consent of Independent Auditors

23.6                 Consent of Independent Auditors